UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

VISA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 432-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, Visa Inc. is today filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission. In connection therewith, Visa Inc. is filing herewith the consent of KPMG LLP, London, United Kingdom, independent auditors of Visa Europe Limited, to the reference of their firm under the heading “Experts” in the preliminary prospectus supplement of Visa Inc. dated December 9, 2015.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of KPMG LLP, independent auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: December 9, 2015	By:	/s/ Vasant M. Prabhu
		Name:	Vasant M. Prabhu
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP, independent auditors